-------------------------
MULTI-SECTOR FIXED INCOME
-------------------------

Alliance Global Strategic
Income Trust

Semi-Annual Report
April 30, 2000


                      AllianceCapital [LOGO](R)
                      The Investment Professional's Choice

                           Investment Products Offered
                           ---------------------------
                            o Are Not FDIC Insured
                            o May Lose Value
                            o Are Not Bank Guaranteed
                           ---------------------------

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

LETTER TO SHAREHOLDERS
June 19, 2000

Dear Shareholder:

We are pleased to report to you on the strategy, performance and outlook of the Alliance Global Strategic Income Trust for the semi-annual reporting period ended April 30, 2000.

Investment Objectives and Policies

Alliance Global Strategic Income Trust (the "Fund") seeks to provide high current monthly income and capital appreciation. The Fund invests in a wide variety of fixed income markets including U.S. government and agency securities, U.S. corporate securities, U.S. dollar-denominated government bonds of emerging market countries and non-U.S. dollar-denominated bonds of developed and emerging markets.

Investment Performance

The following table shows how the Fund performed over the past six- and 12-month periods. For comparison we have included the Lehman Brothers Aggregate Bond Index, a standard measure of the performance of a basket of unmanaged debt securities, and the Lipper Multi-Sector Income Funds Average, which reflects the average performance of a group of funds with similar investment objectives to the Fund.

During the six-month period under review, your Fund outperformed both the U.S.-only Lehman Brothers Aggregate Bond Index and the Lipper Multi-Sector Income Funds Average. The Fund's increased exposure in the U.S. government bond market and the decreased exposure in the European government bond market and emerging market security selection contributed positively to the Fund's performance. Our holdings in Russia also helped performance. Russia performed well during the period as a result of higher oil prices, a favorable debt rescheduling agreement and new leadership.

INVESTMENT RESULTS*
Periods Ended April 30, 2000

                                                            --------------------
                                                               Total Returns
                                                            --------------------
                                                            6 Months   12 Months
--------------------------------------------------------------------------------
Alliance Global
Strategic
Income Trust
  Class A                                                      6.60%       5.07%
--------------------------------------------------------------------------------
  Class B                                                      6.24%       4.26%
--------------------------------------------------------------------------------
  Class C                                                      6.34%       4.36%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate
Bond Index                                                     1.42%       1.26%
--------------------------------------------------------------------------------
Lipper Multi-
Sector Income
Funds Average                                                  1.24%      -1.10%
--------------------------------------------------------------------------------

* The Fund's investment results represent total returns for the periods shown and are based on the net asset value of each class of shares as of April 30, 2000. All fees and expenses related to the operation of the Fund have been deducted, but no adjustment has been made for sales charges that may apply when shares are purchased or redeemed. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

      The unmanaged Lipper Multi-Sector Income Funds Average reflects the performance of 124 funds for the six-month period and 120 funds for the 12-month period ended April 30, 2000. The Lipper


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                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 1

----------------------
LETTER TO SHAREHOLDERS
----------------------

      Multi-Sector Income Funds Average has generally similar investment objectives to your Fund, although investment policies for the various funds may differ. The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. An investor cannot invest directly in an index or an average, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

      Additional investment results appear on pages 6-10.

Market Overview

During the six-month period under review, the global bond market appreciated 2.20% as measured by the J.P. Morgan Global Government Bond Index (hedged). The global macroeconomic outlook continued to brighten. Strength in the developed economies spread over to East Asia, Latin America, and emerging Europe.

In the U.S., consumer spending appears to have accelerated in 2000 year-to-date, as consumer confidence remains high. In April, consumer prices steadied, helped by the drop in oil prices from their high in March. With economic activity remaining strong, the U.S. Federal Reserve enacted four 25 basis-point rate hikes.

The euro area is still enjoying a virtuous circle of falling unemployment, improved consumer confidence and spending, and stronger economic growth. Similar to the U.S., European monetary policymakers have also maintained their aggressive attitudes, with the European Central Bank pushing up its repo rate by another 50 basis points to 3.50% in mid-March.

After a mini-recession during the second half of 1999, Japan's economy appears to have moved into positive territory during the first quarter of 2000. Production data have been strong, and household and business spending are accelerating. However, the economy remains fragile and still too dependent on public spending and exports. The Bank of Japan has recently reconsidered changing its "zero-rate" policy, but that idea has been met with stiff political resistance both within and outside of Japan.

Emerging market debt performed well during the six-month period as global economic growth continued to improve. During the period, the emerging market debt sector posted returns of 14.43% as measured by the J.P. Morgan Emerging Market Bond Index Plus (JPM EMBI+). Russia outperformed during the period due to a positive change in political leadership, higher oil prices, and a favorable debt rescheduling agreement. Turkey also posted positive gains of 11.35%, as measured by the JPM EMBI+, as the country received a boost to a B+ rating. The upgrade in the rating stemmed from a


--------------------------------------------------------------------------------
2 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

favorable review received by the International Monetary Fund for Turkey's implementation of privatization programs and the consensus of a single presidential candidate by all political parties. Other individual outperformers, according to the JPM EMBI+, were Mexico (which returned 12.11%) and Argentina (which returned 8.53%). The worst performing country, according to the index, was Columbia, posting a return of -6.42%.

In the currency markets, the dollar broke through parity with the euro in late January and ended in April with a high of $0.91. During the six-month period, the euro traded between $0.91-$1.05. The dollar strengthened steadily against the yen, trading between the (Yen)101-(Yen)111 range for the period.

Outside of the government markets, credit-sensitive and mortgage-backed sectors underperformed U.S. Treasury Securities with similar duration. Investment grade corporate bonds underperformed largely because of the widening of interest rate swap spreads as opposed to credit quality related issues. The U.S. high yield and European high yield markets underperformed other sectors due to low demand, mutual fund outflows and equity market volatility.

Investment Strategy

During the period under review, we increased our allocation in U.S. government bonds to take advantage of the Treasury buy-back program and initiated a position in Agency pass-through securities (representing pooled debt obligations repackaged as shares that pass income from debtors through the intermediary to investors).

The U.S. government market was influenced primarily by two events in the first quarter of 2000. The Federal Reserve Board raised short-term interest rates and the U.S. Treasury began the repurchasing of Treasury securities in the open market. (The Treasury buy-back program is part of a long term government plan to lower outstanding debt while there is a government budget surplus). The buy-backs, combined with a planned reduction in future government debt issuance, had a dramatic effect on the shape of the U.S. yield curve. Two-year Treasury yields rose from 5.78% to 6.67%, while 30-year Treasury yields fell from 6.16% to 5.96%.

We decreased our allocation to European government debt, as there were heightened fears that the European Central Bank would increase interest rates due to stronger than expected growth. Conversely, we increased our allocation in European corporate debt, specifically in the cable, utility and communications sectors. Within the emerging market sectors, we improved the diversity and liquidity of the Fund by purchasing Republic of Turkey and United Mexican States, both of which received ratings upgrades, with Mexico upgraded to investment-grade status. In addition, we initiated positions in Venezuela and the Philippines as we believe that stronger global growth coupled with firm commodity prices will continue to provide


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 3

----------------------
LETTER TO SHAREHOLDERS
----------------------

the environment necessary for emerging countries to gradually improve their credit profiles.

Outlook

In the period ahead, we expect the U.S. economy to remain relatively strong and the global economy to continue to strengthen. Higher borrowing costs and a less exuberant stock market should help to cool overheated U.S. domestic demand.

Japan is expected to finally produce positive growth reports as corporate restructuring, stimulating public policies and a technology investment boom are supporting a still-fragile economy. Consumer and business spending are accelerating, and a self-sustaining recovery could be under way later this year. Japan's gross domestic product (GDP) growth is expected to accelerate from 0.6% in 1999 to 1.5% in 2000. The emerging European countries are enjoying healthy recoveries in the aftermath of the Russian economic turmoil and the Asian crisis. The main driver of growth in this region will be driven by technology-induced productivity. We forecast 3.5% GDP growth for this region in 2000.

With improving global growth and liquidity conditions, we expect East Asian growth to reach 6.5% in 2000 following a similar pace in 1999. Labor market conditions are improving, boosting consumer spending, while export earnings are driving investment expenditures. The Latin American region will continue its recovery momentum as we look for this region to head toward 4% growth with moderate inflation over the next year. We believe that ongoing reforms and a favorable economic backdrop will make the emerging market sector the best performing sector of fixed income securities. Stronger global growth coupled with recent firming in commodity prices will continue to provide the environment necessary for emerging countries to further improve their credit profiles.

We currently view the high-yield market as relatively inexpensive compared to other fixed-income sectors and expect over a medium to longer-term time horizon the high-yield sector to perform well. Although attractive from a valuation standpoint, the U.S. high-yield market struggles under the weight of poor technical conditions. The European high-yield market is more attractive from a technical perspective even though it has outperformed the U.S. high yield market recently.

Currencies have been caught in strong crosscurrents as investors struggle with much uncertainty. Given the unstable dynamics of these markets, we expect the yen/euro relationship to remain steady with a six-month target of $0.95 for the euro and (Yen)120 for the dollar.


--------------------------------------------------------------------------------
4 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                          ----------------------
                                                          LETTER TO SHAREHOLDERS
                                                          ----------------------

Thank you for your continued interest and investment in the Alliance Global Strategic Income Trust. We look forward to reporting to you again on market activity and the Fund's investment results in the coming periods.

Sincerely,


/s/ John D. Carifa

John D. Carifa
Chairman and President


/s/ Douglas Peebles

Douglas Peebles
Vice President


[PHOTO OMITTED]         John D.
                        Carifa

[PHOTO OMITTED]         Douglas
                        Peebles

Portfolio Manager Douglas Peebles is a Senior Vice President and has over 13 years of investment experience.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 5

------------------
PERFORMANCE UPDATE
------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
GROWTH OF A $10,000 INVESTMENT
1/31/96* To 4/30/00

[MOUNTAIN CHART OMITTED]

Alliance Global Strategic Income
Trust Class A: $14,434

Lehman Brothers Aggregate
Bond Index: $12,401

Lipper Multi-Sector Income
Funds Average: $12,371

This chart illustrates the total value of an assumed $10,000 investment in Alliance Global Strategic Income Trust Class A shares (from 1/31/96 to 4/30/00) as compared to the performance of an appropriate broad-based index and the Lipper Multi-Sector Income Funds Average. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Fund and assumes the reinvestment of dividends and capital gains. Performance for Class B, Class C and Advisor Class shares will vary from the results shown above due to differences in expenses charged to those classes. Past performance is not indicative of future results, and is not representative of future gain or loss in capital value or dividend income.

The unmanaged Lehman Brothers AggregateBond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman BrothersGovernment/Corporate Bond Index.

The Lipper Multi-Sector Income Funds Average reflects performance of 56 funds (based on the number of funds in the average from 1/31/96 to 4/30/00). These funds have generally similar investment objectives to Alliance Global Strategic Income Trust, although the investment policies of some funds included in the average may vary.

When comparing Alliance Global Strategic Income Trust to the index and average shown above, you should note that no charges or expenses are reflected in the performance of the index. Lipper results include fees and expenses. An investor cannot invest directly in an index or an average and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

*     Closest month-end after Fund's Class A share inception date of 1/9/96.


--------------------------------------------------------------------------------
6 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                               -----------------
                                                               PORTFOLIO SUMMARY
                                                               -----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

INCEPTION DATE         PORTFOLIO STATISTICS
(Class A Shares)       Assets ($mil): 165.1
1/9/96

SECURITY TYPE BREAKDOWN

Security Type
 0.9% Brady Bond
 8.3% Federal Agency
25.5% Sovereign                              [PIE CHART OMITTED]
17.4% Treasury
 0.8% Warrants
 7.6% Yankee Bonds
 2.4% Preferred Stock
Corporate
 0.3% Public Utilities--Telephone
 0.3% Consumer Manufacturing
 1.4% Service
 1.8% Broadcasting/Media
 1.9% Cable
 2.9% Automotive
 1.5% Communications--Fixed
 3.5% Banking
 4.6% Communications
 4.8% Financial
Time Deposit
14.1%

HOLDINGS TYPE BREAKDOWN                      [PIE CHART OMITTED]

 0.8% Equity
99.2% Fixed Income

All data as of April 30, 2000. The Fund's breakdowns are expressed as a percentage of the portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 7

-----------------
PORTFOLIO SUMMARY
-----------------

PORTFOLIO SUMMARY
April 30, 2000 (unaudited)

UNDERLYING CURRENCY BREAKDOWN
AS OF APRIL 30, 2000

 1.3% Australian Dollar
 2.8% German Mark
14.8% Euro
 0.8% British Pound
 0.9% Greek Drachma
 1.3% Mexican Peso                           [PIE CHART OMITTED]
 0.5% Polish Zloty
 1.0% Turkish Lira
60.5% U.S. Dollars
 2.0% South African Rand
14.1% Short-Term

All data as of April 30, 2000. The Fund's breakdowns are expressed as a percentage of the portfolio's total investments and may vary over time.


--------------------------------------------------------------------------------
8 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              PERFORMANCE UPDATE
                                                              ------------------

PERFORMANCE UPDATE

ALLIANCE GLOBAL STRATEGIC INCOME TRUST
HISTORY OF RETURNS
YEARLY PERIODS ENDED 4/30

                              [BAR CHART OMITTED]

                    Alliance Global Strategic Income Trust--
                            Yearly Periods Ended 4/30
--------------------------------------------------------------------------------
                        Alliance Global Strategic     Lehman Brothers
                              Income Trust          Aggregate Bond Index
--------------------------------------------------------------------------------
      4/30/96*                     5.47%                    -2.33%
      4/30/97                     20.03%                     7.08%
      4/30/98                     16.72%                    10.91%
      4/30/99                      1.77%                     6.27%
      4/30/00                      5.07%                     1.26%

      Past performance is no guarantee of future results. The Fund's investment results represent total returns for Class A shares and are based on the net asset value. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributed paid during the period. The unmanaged Lehman Brothers Aggregate Bond Index is composed of the Lehman Brothers Mortgage-Backed Securities Index, the Lehman Brothers Asset-Backed Securities Index and the Lehman Brothers Government/Corporate Bond Index. It is a broad measure of the performance of taxable bonds in the U.S. market with maturities of at least one year. An investor cannot invest directly in an index, and its results are not indicative of any specific investment, including Alliance Global Strategic Income Trust.

*     From inception (1/9/96 for Fund and 12/31/95 for Index)


--------------------------------------------------------------------------------
                                      ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 9

------------------
INVESTMENT RESULTS
------------------

INVESTMENT RESULTS

NAV AND SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF APRIL 30, 2000

Class A Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
           1 Year                5.07%                     0.60%
  Since Inception*              11.20%                    10.10%
        SEC Yield**              6.58%

Class B Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
           1 Year                4.26%                     0.45%
  Since Inception*              10.56%                    10.56%
        SEC Yield**              6.20%

Class C Shares
--------------------------------------------------------------------------------
                        Without Sales Charge        With Sales Charge
           1 Year                4.36%                     3.40%
  Since Inception*              10.59%                    10.59%
        SEC Yield**              6.20%

SEC AVERAGE ANNUAL TOTAL RETURNS
AS OF THE MOST RECENT QUARTER-END (MARCH 31, 2000)

                       Class A           Class B         Class C
--------------------------------------------------------------------------------
         1 Year          4.58%             4.40%           7.37%
Since Inception*        10.76%            11.29%          11.29%

The Fund's investment results represent average annual total returns. The NAV and SEC returns reflect reinvestment of dividends and/or capital gains distributions in additional shares without (NAV) and with (SEC) the effect of the 4.25% maximum front-end sales charge for Class A or applicable contingent deferred sales charge for Class B (3% year 1, 2% year 2, 1% year 3, 0% year 4); and for Class C shares (1% year 1). Returns for Class A shares do not reflect the imposition of the 1 year 1% contingent deferred sales charge for accounts over $1,000,000. Total returns for Advisor Class shares will differ due to different expenses associated with that class.

The Fund invests a significant amount of its assets in foreign securities and emerging markets which could result in substantial volatility due to political and economic uncertainty.

Past performance does not guarantee future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

*     Inception: 1/9/96 Class A; 3/21/96 Classes B and C.

** SEC yields are based on SEC guidelines and are calculated on 30 days ended April 30, 2000.


--------------------------------------------------------------------------------
10 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

PORTFOLIO OF INVESTMENTS
April 30, 2000 (unaudited)

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Australia-1.4%
Government Obligation-1.4%
Government of Australia
   10.00%, 10/15/02(a)
   (cost $2,585,160)..............   AUD           3,600   $     2,271,443
                                                           ---------------

Brazil-3.3%
Government Obligation-3.3%
Republic of Brazil
   12.25%, 3/06/30
   (cost $5,555,055)..............   US$           6,000         5,452,800
                                                           ---------------

Cayman Islands-1.7%
Preferred Stock-1.7%
Centaur Funding Corp.
   9.08%, 4/21/20(b)
   (cost $2,889,211)..............                 2,800         2,802,615
                                                           ---------------

Chile-1.6%
Corporate Debt Obligation-1.6%
Empresa Nacional de Electric, SA
   7.88%, 2/01/27(a)
   (cost $2,898,120)..............                 3,000         2,573,340
                                                           ---------------

Dominican Republic-1.3%
Corporate Debt Obligation-1.3%
Tricom, SA
   11.38%, 9/01/04(a)
   (cost $1,834,767)..............                 2,000         2,077,500
                                                           ---------------

France-1.7%
Government Obligation-1.7%
Government of France
   4.50%, 7/12/03(a)
   (cost $3,696,605)..............   EUR           3,201         2,882,394
                                                           ---------------

Germany-5.3%
Government Obligations-5.3%
Republic of Germany
   5.38%, 1/04/10.................                 7,000         6,405,134
   6.25%, 1/04/30(a)..............                 2,350         2,334,722
                                                           ---------------

Total German Securities
   (cost $9,068,787)..............                               8,739,856
                                                           ---------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 11

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Greece-1.0%
Government Obligation-1.0%
Hellenic Republic
   8.90%, 4/01/03(a)
   (cost $2,025,292)..............   GRD         550,000   $     1,603,553
                                                           ---------------

Hong Kong-0.9%
Corporate Debt Obligations-0.9%
Asian Development Bank
   5.59%, 7/16/18(a)..............   US$           1,000           956,335
Guangdong Enterprises
   8.88%, 5/22/07(b)(c)...........                 1,500           600,000
                                                           ---------------

Total Hong Kong Securities
   (cost $1,579,042)..............                               1,556,335
                                                           ---------------

Hungary-1.6%
Corporate Debt Obligation-1.6%
Euronet Services, Inc.
   12.38%, 7/01/06(a)(d)(e)
   (cost $1,963,908)..............   DEM           8,000         2,568,039
                                                           ---------------

Italy-1.0%
Government Obligations-1.0%
Republic of Italy
   6.25%, 3/01/02(a)..............   EUR           1,033           963,813
   8.25%, 7/01/01(a)..............                   775           733,785
                                                           ---------------

Total Italian Securities
   (cost $2,114,969)..............                               1,697,598
                                                           ---------------

Luxembourg-0.9%
Corporate Debt Obligations-0.9%
Carrier1 International, SA Series B
   13.25%, 2/15/09(a).............   US$           1,000           980,000
PTC International Finance II, SA
   11.25%, 12/01/09(b)............   EUR             500           484,522
                                                           ---------------

Total Luxembourg Securities
   (cost $1,555,042)..............                               1,464,522
                                                           ---------------


--------------------------------------------------------------------------------
12 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Mexico-5.6%
Government Obligations-5.6%
Mexican Cetes
   25.73%, 7/13/00(a)(f)..........   MXP          22,362   $     2,308,149
United Mexican States
   11.38%, 9/15/16(a).............   US$           6,100         6,893,000
                                                           ---------------

Total Mexican Securities
   (cost $9,717,416)..............                               9,201,149
                                                           ---------------

Netherlands-4.2%
Corporate Debt Obligations-4.2%
Netia Holdings, BV
   Series B
   11.00%, 11/01/07(d)............   DEM           1,750           590,254
Robert Fleming, BV
   6.56%, 11/29/49................   US$           2,500         2,032,727
United Pan Europe Communications
   10.88%, 8/01/09(b).............   EUR           1,000           837,108
Versatel Telecom, BV
   11.25%, 3/30/10(b).............                 1,000           889,427
   13.25%, 5/15/08(a).............   US$           1,250         1,275,000
   warrants, expiring
   5/15/08(b)(g) .................                 2,750         1,347,500
                                                           ---------------

Total Dutch Securities
   (cost $6,068,153)..............                               6,972,016
                                                           ---------------

Norway-0.3%
Corporate Debt Obligation-0.3%
Enitel ASA
   12.50%, 4/15/10(b)
   (cost $479,750)................   EUR             500           466,324
                                                           ---------------

Panama-0.6%
Government Obligation-0.6%
Republic of Panama
   9.38%, 4/01/29(a)
   (cost $999,216)................   US$           1,000           942,500
                                                           ---------------

Philippines-1.8%
Corporate Debt Obligation-1.8%
Bangko Sentral Pilipanas
   8.60%, 6/15/27(a)
   (cost $3,332,692)..............                 4,000         3,040,000
                                                           ---------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 13

------------------------
PORTFOLIO OF INVESTMENTS
------------------------

                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Poland-1.1%
Government Obligations-1.1%
Government of Poland
    8.50%, 10/12/04(a)............   US$           5,000   $       925,615
   10.00%, 6/12/04(a).............   PLN           5,000           972,595
                                                           ---------------

Total Polish Securities
   (cost $2,145,513)..............                               1,898,210
                                                           ---------------

Russia-2.1%
Government Obligation-2.1%
Russian Federation-WI
   2.25%, 3/31/30(b)
   (cost $3,312,060)..............   US$          10,200         3,442,500
                                                           ---------------

South Africa-2.1%
Corporate Debt Obligations-1.3%
Development Bank of South Africa
   Zero coupon, 12/31/27(a).......   ZAR          50,000           165,917
European Bank for Reconstruction &
   Development
   Zero coupon, 12/31/29(a)(h)....                50,000           169,604
International Bank for Reconstruction &
   Development
   Zero Coupon, 12/31/25(a).......               350,000         1,594,499
   Zero Coupon, 2/17/26(a)(h).....                50,000           227,122
                                                           ---------------
                                                                 2,157,142
                                                           ---------------
Government Obligation-0.8%
Republic of South Africa
   13.00%, 8/31/10................                 9,750         1,319,316
                                                           ---------------

Total South African Securities
   (cost $8,191,624)..............                               3,476,458
                                                           ---------------

Turkey-2.6%
Government Obligations-2.6%
Government of Turkey Series 24T4
   72.00%, 10/03/01(a)............   TRL     810,000,000         1,737,229
Republic of Turkey
   11.88%, 1/15/30................   US$           2,400         2,599,500
                                                           ---------------

Total Turkish Securities
   (cost $4,406,564)..............                               4,336,729
                                                           ---------------

United Kingdom-16.8%
Corporate Debt Obligation-0.8%
RSL Communications Plc.
   10.00%, 3/15/08(a)(d)(e).......   DEM           5,000         1,279,367
                                                           ---------------


--------------------------------------------------------------------------------
14 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                        ------------------------
                                                        PORTFOLIO OF INVESTMENTS
                                                        ------------------------

                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Preferred Stocks-0.8%
Abbey National Bank Plc.
   7.76%(a).......................   GBP             400   $       794,427
Bank of Scotland
   9.25%(a).......................                   300           601,662
                                                           ---------------
                                                                 1,396,089
                                                           ---------------
Time Deposit-15.2%
First National Bank of London
   6.00%, 5/01/00.................   US$          25,100        25,100,000
                                                           ---------------

Total United Kingdom Securities
   (cost $28,686,267).............                              27,775,456
                                                           ---------------

United States-47.8%
Corporate Debt Obligations-20.1%
@Entertainment, Inc. Series B
   14.50%, 2/01/09(b)(d)..........   US$           5,120         3,148,800
Auburn Hills Trust
   12.00%, 5/01/20(a).............                 2,200         3,177,438
Colo.Com, separable Unit
   13.88%, 3/15/10(b).............                 1,500         1,537,500
Derby Cycle Corp.
   9.38%, 5/15/08(a)(e)...........   DEM           1,700           577,344
Dresdner Funding Trust
   5.79%, 6/30/11(b)..............   EUR           2,000         1,670,627
Federal-Mogul Corp.
   7.50, 1/15/09(b)...............   US$           2,500         1,890,618
Ford Motor Credit Co.
   7.50%, 3/15/05(a)..............                 6,000         5,938,578
Global Telesystems Europe, Ltd.
   11.00%, 12/01/09(b)............   EUR           2,500         2,044,265
IBJ Preferred Capital Co.
   8.79, 12/29/49(b)..............   US$           5,000         4,606,345
Iridium LLC Capital Corp. Series B
   14.00%, 7/15/05(b)(c)..........                 2,000            65,000
KBC Bank Funding Trust
   9.86%, 11/29/49(b).............                 1,985         2,032,388
Level 3 Communications, Inc.
   11.25%, 3/15/10(b).............   EUR           1,500         1,306,844
NTL Communications Corp. Series B
   10.75%, 11/15/09(d)............                 6,300         3,324,775
Viatel, Inc.
   11.15%, 4/15/08(a).............                 1,000           409,398
   11.50%, 3/15/09(a).............                 2,000         1,546,830
                                                           ---------------
                                                                33,276,750
                                                           ---------------


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 15

------------------------
PORTFOLIO OF INVESTMENTS
------------------------
                                               Shares or
                                               Principal
                                                  Amount
                                                   (000)      U.S. $ Value
--------------------------------------------------------------------------------

Government Agency Obligations-8.9%
Federal National Mortgage Association
   7.00%, TBA.....................   US$           7,500   $     7,175,400
   8.00%, TBA.....................                 7,500         7,488,300
                                                           ---------------
                                                                14,663,700
                                                           ---------------
U.S. Government Obligations-18.8%
U.S. Treasury Bonds
    8.13%, 8/15/19(a).............                 3,000         3,604,680
   10.38%, 11/15/12(a)............                12,000        14,610,000
   13.25%, 5/15/14(a).............                 4,120         5,945,654
U.S. Treasury Note
   7.50%, 11/15/01(a).............                 6,750         6,825,938
                                                           ---------------
                                                                30,986,272
                                                           ---------------
Common Stock-0.0%
OpTel, Inc.(b)(g).................                   500                 5
                                                           ---------------

Total United States Securities
   (cost $83,120,205).............                              78,926,727
                                                           ---------------

Venezuela-0.9%
Government Obligation-0.9%
Republic of Venezuela Series A
   6.56%, 3/31/20(a)
   (cost $1,491,765)..............                 2,000         1,545,000
                                                           ---------------

Total Investments-107.6%
   (cost $189,717,183)............                             177,713,064
Other liabilities less
   assets-(7.6)%                                               (12,568,552)
                                                           ---------------

Net Assets-100%...................                         $   165,144,512
                                                           ===============

(a) Securities, or a portion thereof, with an aggregate market value of $87,052,470 have been segregated to collateralize forward exchange currency contracts.
(b) Securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 2000, these securities amounted to $29,172,388 or 17.66% of net assets.
(c)   Security is in default and is non-income producing.
(d) Indicates a security that has a zero coupon that remains in effect until a predetermined date at which time the stated coupon rate becomes effective until final maturity.
(e)   Will be converted to Euro based upon a predetermined schedule.
(f)   Annualized yield to maturity at purchase date.
(g)   Non-income producing security.
(h) Unit consists of 1 senior discount note and 2.77 junior subordinate debentures.

      Glossary:

      TBA - To Be Announced
      WI - When Issued

      See notes to financial statements.


--------------------------------------------------------------------------------
16 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                               ---------------------------------
                                               STATEMENT OF ASSETS & LIABILITIES
                                               ---------------------------------

STATEMENT OF ASSETS & LIABILITIES
April 30, 2000 (unaudited)

Assets
Investments in securities, at value
   (cost $189,717,183) ..............................      $   177,713,064
Receivable for investment securities sold............           26,972,471
Interest receivable..................................            3,558,593
Receivable for capital stock sold....................            1,832,493
Unrealized appreciation of forward exchange
   currency contracts................................            1,779,889
Deferred organization expenses.......................               22,059
                                                           ---------------
Total assets.........................................          211,878,569
                                                           ---------------
Liabilities
Due to custodian.....................................              579,791
Payable for investment securities purchased..........           44,424,508
Payable for capital stock sold.......................              786,817
Dividend payable.....................................              416,018
Distribution fee payable.............................              111,028
Advisory fee payable.................................              101,010
Accrued expenses and other liabilities...............              314,885
                                                           ---------------
Total liabilities....................................           46,734,057
                                                           ---------------
Net Assets...........................................      $   165,144,512
                                                           ===============
Composition of Net Assets
Capital stock, at par................................      $        16,423
Additional paid-in capital...........................          177,342,777
Distributions in excess of net investment income.....           (1,749,799)
Accumulated net realized gain on investments and
   foreign currency transactions.....................               53,527
Net unrealized depreciation of investments and
   foreign currency denominated assets and
   liabilities ......................................          (10,518,416)
                                                           ---------------
                                                           $   165,144,512
                                                           ===============
Calculation of Maximum Offering Price
Class A Shares
Net asset value and redemption price per share
   ($38,028,457 / 3,779,085 shares of capital stock
   issued and outstanding)...........................               $10.06
Sales charge--4.25% of public offering price.........                  .45
                                                                    ------
Maximum offering price...............................               $10.51
                                                                    ======
Class B Shares
Net asset value and offering price per share
   ($94,885,257 / 9,438,743 shares of capital stock
   issued and outstanding)...........................               $10.05
                                                                    ======
Class C Shares
Net asset value and offering price per share
   ($29,881,232 / 2,971,596 shares of capital stock
   issued and outstanding)...........................               $10.06
                                                                    ======
Advisor Class Shares
Net asset value, redemption and offering price per
   share ($2,349,566 / 233,338 shares of capital
   stock issued and outstanding).....................               $10.07
                                                                    ======

See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 17

-----------------------
STATEMENT OF OPERATIONS
-----------------------

STATEMENT OF OPERATIONS
Six Months Ended April 30, 2000 (unaudited)

Investment Income
Interest (net of foreign taxes
   withheld of $94,294).................  $     7,843,671
Dividends (net of foreign taxes
   withheld of $5,243)..................          110,746   $     7,954,417
                                          ---------------
Expenses
Advisory fee............................          565,705
Distribution fee - Class A..............           52,600
Distribution fee - Class B..............          437,605
Distribution fee - Class C..............          131,990
Custodian...............................          133,195
Transfer agency.........................          114,223
Administration..........................           80,199
Registration............................           42,051
Printing................................           37,375
Audit and legal.........................           33,456
Amortization of organization expenses...           14,924
Directors' fees.........................           10,522
Miscellaneous...........................            6,714
                                          ---------------
Total expenses..........................                          1,660,559
                                                            ---------------
Net investment income...................                          6,293,858
                                                            ---------------
Realized and Unrealized Gain (Loss) on
Investments and Foreign Currency
Transactions
Net realized loss on investment
   transactions.........................                           (547,345)
Net realized gain on foreign currency
   transactions.........................                          2,726,418
Net change in unrealized appreciation/
   depreciation of:
     Investments........................                           (363,216)
     Foreign currency denominated assets
       and liabilities..................                            611,121
                                                            ---------------
Net gain on investments.................                          2,426,978
                                                            ---------------
Net Increase in Net Assets
   from Operations......................                    $     8,720,836
                                                            ===============

See notes to financial statements.


--------------------------------------------------------------------------------
18 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                              ----------------------------------
                                              STATEMENT OF CHANGES IN NET ASSETS
                                              ----------------------------------

STATEMENT OF CHANGES
IN NET ASSETS

                                            Six Months
                                               Ended         Year Ended
                                          April 30, 2000     October 31,
                                            (unaudited)         1999
                                          --------------   ---------------

Increase (Decrease) in Net Assets
from Operations
Net investment income...................  $    6,293,858   $    10,189,620
Net realized gain (loss) on investments
   and foreign currency transactions....       2,179,073        (1,185,910)
Net change in unrealized appreciation/
   depreciation of investments and
   foreign currency denominated assets
   and liabilities......................         247,905        (2,250,079)
                                          --------------   ---------------
Net increase in net assets from
   operations...........................       8,720,836         6,753,631
Dividends and Distributions to
Shareholders from:
Net investment income
   Class A..............................      (1,721,318)       (2,526,820)
   Class B..............................      (3,999,779)       (5,848,991)
   Class C..............................      (1,204,548)       (1,694,862)
   Advisor Class........................         (94,894)         (118,947)
Distributions in excess of net
   investment income
   Class A..............................              -0-          (75,442)
   Class B..............................              -0-         (262,528)
   Class C..............................              -0-          (78,399)
   Advisor Class........................              -0-           (5,051)
Capital Stock Transactions
Net increase............................      26,589,335        40,879,087
                                          --------------   ---------------
Total increase..........................      28,289,632        37,021,678
Net Assets
Beginning of year.......................     136,854,880        99,833,202
                                          --------------   ---------------
End of period...........................  $  165,144,512   $   136,854,880
                                          ==============   ===============
See notes to financial statements.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 19

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTES TO FINANCIAL STATEMENTS
April 30, 2000 (unaudited)

NOTE A

Significant Accounting Policies

Alliance Global Strategic Income Trust, Inc. (the "Fund") was incorporated in the State of Maryland on October 25, 1995 as a non-diversified, open-end management investment company. Prior to commencement of operations on January 9, 1996, the Fund had no operations other than the sale to Alliance Capital Management L.P. (the "Adviser") of 10,000 shares of Class A shares for the aggregate amount of $100,000 on December 18, 1995. The Fund offers Class A, Class B, Class C and Advisor Class shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Advisor Class shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. Advisor Class shares are offered to investors participating in fee-based programs and to certain retirement plan accounts. All four classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) or on the NASDAQ Stock Market, Inc. are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities market whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter (but excluding securities traded on the NASDAQ Stock Market, Inc.) are valued at the mean of the closing bid and asked prices pro-


--------------------------------------------------------------------------------
20 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

vided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of investments and foreign currency contracts, the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign security transactions, and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation (depreciation) of investments and foreign currency denominated assets and liabilities.

3. Organization Expenses

Organization expenses of approximately $151,270 have been deferred and are being amortized on a straight-line basis through January 2001.

4. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares and Advisor Class shares (Advisor Class shares also have no distribution fees).

6. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 21

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .75 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

The Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to 1.90%, 2.60%, 2.60% and 1.60% of the daily average net assets for the Class A, Class B, Class C and Advisor Class shares, respectively.

Pursuant to the Advisory Agreement, the Fund paid $80,199 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 2000.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $65,506, for the six months ended April 30, 2000.

For the six months ended April 30, 2000, the Fund's expenses were reduced by $3,592 under an expense offset arrangement with Alliance Fund Services, Inc.

Alliance Fund Distributors, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser serves as the Distributor of the Fund's shares. The Distributor has advised the Fund that it has received front-end sales charges of $10,606 from the sale of Class A shares and $173,925 and $11,286 in contingent deferred sales charges imposed upon redemption by shareholders of Class B and Class C shares, respectively, for the six months ended April 30, 2000.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and up to 1% of the average daily net assets attributable to both Class B and Class C shares. There are no distribution and servicing fees on the Advisor Class shares. The fees are accrued daily


--------------------------------------------------------------------------------
22 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has advised the Fund that it has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $5,633,325 and $858,637 for Class B and Class C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal period for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $238,023,438 and $206,308,613, respectively, for the six months ended April 30, 2000. There were purchases of $115,321,722 and sales of $78,744,870 of U.S. government and government agency obligations for the six months ended April 30, 2000.

At April 30, 2000, the cost of investments for federal income tax purposes was substantially the same as the costs for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,674,431 and gross unrealized depreciation of investments was $15,678,550 resulting in net unrealized depreciation of $12,004,119 (excluding foreign currency transactions).

At October 31, 1999, the Fund had a net capital loss carryforward of $2,125,545 which expires in the year 2007.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 23

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure the Fund has in that particular currency contract.

At April 30, 2000, the Fund had outstanding forward exchange currency contracts, as follows:

                             Contract      Value on       U.S. $      Unrealized
                               Amount   Origination      Current   Appreciation/
                                (000)          Date        Value  (Depreciation)
                           -----------------------------------------------------
Forward Exchange
  Currency Buy
  Contracts
Australian Dollars,
  settling 5/01/00              2,523   $ 1,529,528  $ 1,473,198     $  (56,330)
Canadian Dollars,
  settling 5/10/00                179       122,907      121,148         (1,759)
Euro,
  settling 5/25/00-6/26/00      7,538     7,092,709    6,870,243       (222,466)
Forward Exchange
  Currency Sale
  Contracts
Australian Dollars,
  settling 5/01/00              2,523     1,546,076    1,473,198         72,878
British Pound,
  settling 6/06/00              1,032     1,645,767    1,607,986         37,781
Euro,
  settling 5/25/00-6/26/00     38,623    37,151,364   35,201,579      1,949,785
                                                                     ----------
                                                                     $1,779,889
                                                                     ==========

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums


--------------------------------------------------------------------------------
24 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended April 30, 2000, the Fund did not engage in any options transactions.

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. At April 30, 2000, the Fund had no outstanding interest rate swap contracts.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 25

-----------------------------
NOTES TO FINANCIAL STATEMENTS
-----------------------------

NOTE E

Capital Stock

There are 12,000,000,000 shares of $0.001 par value capital stock authorized, divided into four classes, designated Class A, Class B, Class C and Advisor Class shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

              -------------------------------  ---------------------------------
                           Shares                            Amount
              -------------------------------  ---------------------------------
              Six Months Ended     Year Ended  Six Months Ended      Year Ended
                April 30, 2000    October 31,    April 30, 2000     October 31,
                   (unaudited)           1999       (unaudited)            1999
              -----------------------------------------------------------------
Class A
Shares sold          1,424,766      2,169,162     $  14,512,651   $  22,169,720
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        113,973        149,679         1,159,640       1,524,262
--------------------------------------------------------------------------------
Shares converted
  from Class B          18,654         25,906           189,884         261,732
--------------------------------------------------------------------------------
Shares redeemed     (1,189,876)    (1,348,486)      (12,024,959)    (13,762,106)
--------------------------------------------------------------------------------
Net increase           367,517        996,261     $   3,837,216   $  10,193,608
================================================================================

Class B
Shares sold          2,707,436      3,834,483     $  27,500,398   $  39,159,037
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions        185,194        220,611         1,883,048       2,246,476
--------------------------------------------------------------------------------
Shares converted
  to Class A           (18,654)       (25,906)         (189,884)       (261,732)
--------------------------------------------------------------------------------
Shares redeemed     (1,422,724)    (1,751,141)      (14,446,798)    (17,916,604)
--------------------------------------------------------------------------------
Net increase         1,451,252      2,278,047     $  14,746,764   $  23,227,177
================================================================================

Class C
Shares sold          1,159,811      1,669,635     $  11,800,300   $  17,120,813
--------------------------------------------------------------------------------
Shares issued in
  reinvestment of
  dividends and
  distributions         65,503         62,703           666,067         636,061
--------------------------------------------------------------------------------
Shares redeemed       (535,525)    (1,030,285)       (5,432,205)    (10,563,627)
--------------------------------------------------------------------------------
Net increase           689,789        702,053     $   7,034,162   $   7,193,247
================================================================================


--------------------------------------------------------------------------------
26 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                   -----------------------------
                                                   NOTES TO FINANCIAL STATEMENTS
                                                   -----------------------------

              -------------------------------  ---------------------------------
                           Shares                            Amount
              -------------------------------  ---------------------------------
              Six Months Ended     Year Ended  Six Months Ended      Year Ended
                April 30, 2000    October 31,    April 30, 2000     October 31,
                   (unaudited)           1999       (unaudited)            1999
              -----------------------------------------------------------------
Advisor Class
Shares sold             98,304         49,768      $    992,157   $    514,645
--------------------------------------------------------------------------------
Shares issued
  in reinvestment of
  dividends and
  distributions          8,894         11,472            90,757        117,493
--------------------------------------------------------------------------------
Shares redeemed        (10,913)       (35,477)         (111,721)      (367,083)
--------------------------------------------------------------------------------
Net increase            96,285         25,763      $    971,193   $    265,055
================================================================================

NOTE F

Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility ("the Facility") intended to provide for short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 2000.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 27

--------------------
FINANCIAL HIGHLIGHTS
--------------------

FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------------------------------
                                                                             Class A
                                   -----------------------------------------------------------------------------------------

                                    Six Months
                                         Ended                                                                 January 9,
                                     April 30,                        Year Ended October 31,                   1996(a) to
                                          2000          --------------------------------------------------    October 31,
                                   (unaudited)                1999             1998               1997               1996
                                   -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........     $     9.91          $    10.18       $    11.46         $    10.83         $    10.00
                                   -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .43                 .94              .78(c)             .74(c)             .69(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .22                (.22)            (.64)              1.02                .95
                                   -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......            .65                 .72              .14               1.76               1.64
                                   -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.50)               (.94)            (.78)              (.75)              (.81)
Distributions in excess of
  net investment income .......             -0-               (.05)            (.28)              (.28)                -0-
Distributions from net
  realized gains on
  investments .................             -0-                 -0-            (.36)              (.10)                -0-
                                   -----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.50)               (.99)           (1.42)             (1.13)              (.81)
                                   -----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............     $    10.06          $     9.91       $    10.18         $    11.46         $    10.83
                                   =========================================================================================
Total Return
Total investment return
  based on net asset
  value(d) ....................           6.60%               7.17%            1.00%             16.83%             17.31%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $   38,028          $   33,813       $   24,576         $   12,954         $    2,295
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           1.67%(e)            1.77%            1.89%              1.90%              1.90%(e)
  Expenses, before waivers/
    reimbursements ............           1.67%(e)            1.77%            2.08%              4.06%             19.20%(e)
  Net investment income .......           8.85%(e)            9.34%            7.08%              6.56%              8.36%(e)
Portfolio turnover rate .......            305%                254%             183%               417%               282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
28 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------------------------------
                                                                             Class B
                                   -----------------------------------------------------------------------------------------

                                    Six Months
                                         Ended                                                                  March 21,
                                     April 30,                        Year Ended October 31,                   1996(f) to
                                          2000          --------------------------------------------------    October 31,
                                   (unaudited)                1999             1998               1997               1996
                                   -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........     $     9.90          $    10.17       $    11.46         $    10.83         $     9.97
                                   -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .40                 .87              .69(c)             .66(c)             .41(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .21                (.22)            (.63)              1.03               1.01
                                   -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......            .61                 .65              .06               1.69               1.42
                                   -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.46)               (.87)            (.69)              (.67)              (.56)
Distributions in excess of
  net investment
  income ......................             -0-               (.05)            (.30)              (.29)                -0-
Distributions from net
  realized gains on
  investments .................             -0-                 -0-            (.36)              (.10)                -0-
                                   -----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.46)               (.92)           (1.35)             (1.06)              (.56)
                                   -----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............     $    10.05          $     9.90       $    10.17         $    11.46         $    10.83
                                   =========================================================================================
Total Return
Total investment return
  based on net asset
  value(d) ....................           6.24%               6.44%             .27%             16.12%             14.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $   94,885          $   79,085       $   58,058         $   18,855         $      800
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           2.39%(e)            2.47%            2.58%              2.60%              2.60%(e)
  Expenses, before waivers/
    reimbursements ............           2.39%(e)            2.47%            2.76%              4.76%             19.57%(e)
  Net investment income .......           8.17%(e)            8.54%            6.41%              5.86%              7.26%(e)
Portfolio turnover rate .......            305%                254%             183%               417%               282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 29

--------------------
FINANCIAL HIGHLIGHTS
--------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                   -----------------------------------------------------------------------------------------
                                                                             Class C
                                   -----------------------------------------------------------------------------------------

                                    Six Months
                                         Ended                                                                  March 21,
                                     April 30,                        Year Ended October 31,                   1996(f) to
                                          2000          --------------------------------------------------    October 31,
                                   (unaudited)                1999             1998               1997               1996
                                   -----------------------------------------------------------------------------------------
Net asset value,
  beginning of period .........     $     9.90          $    10.17       $    11.46         $    10.83         $     9.97
                                   -----------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment income(b) ......            .40                 .88              .68(c)             .66(c)             .39(c)
Net realized and unrealized
  gain (loss) on investments
  and foreign currency
  transactions ................            .22                (.23)            (.62)              1.03               1.03
                                   -----------------------------------------------------------------------------------------
Net increase in net asset
  value from operations .......            .62                 .65              .06               1.69               1.42
                                   -----------------------------------------------------------------------------------------
Less: Dividends and
  Distributions
Dividends from net
  investment income ...........           (.46)               (.88)            (.68)              (.67)              (.56)
Distributions in excess of
  net investment income .......             -0-               (.04)            (.31)              (.29)                -0-
Distributions from net
  realized gains on
  investments .................             -0-                 -0-            (.36)              (.10)                -0-
                                   -----------------------------------------------------------------------------------------
Total dividends and
  distributions ...............           (.46)               (.92)           (1.35)             (1.06)              (.56)
                                   -----------------------------------------------------------------------------------------
Net asset value,
  end of period ...............     $    10.06          $     9.90       $    10.17         $    11.46         $    10.83
                                   =========================================================================================
Total Return
Total investment return
  based on net asset
  value(d) ....................           6.34%               6.44%             .27%             16.12%             14.47%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .............     $   29,881          $   22,598       $   16,067         $    4,388         $      750
Ratio to average net assets of:
  Expenses, net of waivers/
    reimbursements ............           2.36%(e)            2.46%            2.58%              2.60%              2.60%(e)
  Expenses, before waivers/
    reimbursements ............           2.36%(e)            2.46%            2.77%              4.77%             19.49%(e)
  Net investment income .......           8.17%(e)            8.52%            6.43%              5.86%              7.03%(e)
Portfolio turnover rate .......            305%                254%             183%               417%               282%

See footnote summary on page 31.


--------------------------------------------------------------------------------
30 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                            --------------------
                                                            FINANCIAL HIGHLIGHTS
                                                            --------------------

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                            --------------------------------------------------
                                                               Advisor Class
                                            --------------------------------------------------

                                             Six Months
                                                  Ended               Year    December 18,
                                              April 30,              Ended      1997(f) to
                                                   2000        October 31,     October 31,
                                            (unaudited)               1999            1998
                                            --------------------------------------------------
Net asset value, beginning of period ....     $    9.92          $   10.18       $   11.09
                                            --------------------------------------------------
Income From Investment Operations
Net investment income(b) ................           .48                .98             .85(c)
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions ..........................           .19               (.22)           (.84)
                                            --------------------------------------------------
Net increase in net asset value from
  operations ............................           .67                .76             .01
                                            --------------------------------------------------
Less: Dividends and Distributions
Dividends from net investment income ....          (.52)              (.98)           (.85)
Distributions in excess of net investment
  income ................................           -0-               (.04)           (.07)
                                            --------------------------------------------------
Total dividends and distributions .......          (.52)             (1.02)           (.92)
                                            --------------------------------------------------
Net asset value, end of period ..........     $   10.07          $    9.92       $   10.18
                                            ==================================================
Total Return
Total investment return based on net
  asset value(d) ........................          6.75%              7.58%            .07%
Ratios/Supplemental Data
Net assets, end of period
  (000's omitted) .......................     $   2,350          $   1,359       $   1,133
Ratio to average net assets of:
  Expenses, net of waivers/
  reimbursements ........................          1.31%(e)           1.45%           1.58%(e)
  Expenses, before waivers/
  reimbursements ........................          1.31%(e)           1.45%           1.77%(e)
  Net investment income .................          9.30%(e)           9.52%           7.64%(e)
Portfolio turnover rate .................           305%               254%            183%

(a)   Commencement of operations.
(b)   Based on average shares outstanding.
(c)   Net of expenses waived/reimbursed by the Adviser.
(d) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total investment return calculated for a period of less than one year is not annualized.
(e)   Annualized.
(f)   Commencement of distribution.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 31

----------------------------
GLOSSARY OF INVESTMENT TERMS
----------------------------

GLOSSARY OF INVESTMENT TERMS

benchmark

A standard by which a fund's performance can be measured. A benchmark is usually an unmanaged index, such as the Standard & Poor's 500 Stock Index or the Lehman Brothers Aggregate Bond Index.

bond

Bonds are issued by governments or corporations when they need to raise cash. Bonds are sold, or issued, to investors and have a maturity date, which is the date the issuer is obligated to repay the investor for the principal, or face amount, of the Bond. Bonds also pay interest until maturity. Bonds are also called fixed-income securities common stock

A type of security that represents ownership in a public company.

Consumer Price Index (CPI)

An index that measures the cost of living. The CPI is published by the U.S. Bureau of Labor Statistics.

debt securities

A bond

index

A compilation of securities of similar types of companies that is used to measure the investment performance of securities within that specific market. An index is often used as a benchmark for a mutual fund. An investor cannot invest directly in an index.

monetary policy

The regulation of the money supply and interest rates by a country's central bank with the purpose of controlling inflation and stabilizing currency net asset value (NAV)

The value of a mutual fund's total assets, minus its liabilities, divided by the number of shares outstanding.

portfolio

The collection of securities that make up a Fund's or an investor's investments.

yield

The rate of return on an asset, usually referring to dividend or interest payments, expressed as a percentage of current market price.


--------------------------------------------------------------------------------
32 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                                ----------------
                                                                ALLIANCE CAPITAL
                                                                ----------------

ALLIANCE CAPITAL

The Investment Professional's Choice

Alliance Capital is a leading global investment management firm with over $394 billion in assets under management. In recognition of our far-reaching investment capabilities, Alliance Capital has been selected by employee benefit plans for 28 of the FORTUNE 100 companies and public retirement funds in 33 states as well as by hundreds of foundations, endowments and foreign institutions. By sharing this institutional money management experience with millions of mutual fund investors as well, Alliance stands out as a "manager of choice" for thousands of investment professionals around the world.

At Alliance Capital, we place a premium on investment research. We carefully select securities based on our proprietary research, conducted by over 276 investment professionals in 22 investment offices worldwide. Our commitment to this process means that our mutual fund shareholders have their portfolios managed by the same experienced analysts and portfolio managers who manage the pension funds of some of America's largest institutional investors.

All information on Alliance Capital is as of 3/31/00.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 33

--------------------------------
ALLIANCE CAPITAL AT YOUR SERVICE
--------------------------------

ALLIANCE CAPITAL AT YOUR SERVICE

At Alliance Capital, shareholder satisfaction is among our top priorities. That's why we provide our shareholders with a wide variety of products and time-saving services to meet their needs.

o     Low Minimum Investments

      You can begin investing in Alliance Capital funds with as little as $250 (except for Alliance Select Investor Series Premier Portfolio and Alliance Select Investor Series Technology Portfolio, which generally have a $10,000 minimum initial investment) and may make subsequent investments of $50 or more.

o     Automatic Reinvestment

      You may choose to reinvest fund dividend and capital-gains distributions automatically at no charge.

o     Automatic Investment Program

      Build your investment account by having money automatically transferred from your bank account on a regular basis.

o     Dividend Direction Plans

      You may cross-invest dividends from one fund into the same class of shares in any other fund without incurring a sales charge. This can be a good way to diversify your assets.

o     The Alliance Advance

      A quarterly newsletter discussing investment strategies, economic news and other matters that could affect your mutual fund investment.

o     Auto Exchange

      You may choose to automatically exchange money from one Alliance Capital fund to another on a regular basis. This can be a good way to dollar cost average*, helping you to invest with discipline.

o     Systematic Withdrawals

      Regular checks for specified amounts can be sent to you or to your brokerage or bank account.

o     A Choice of Purchase Plans

      Most funds are available in A, B, and C Class shares. Many funds are also available in Advisor Class shares.

o     Telephone Transaction

      Purchases, transfers and redemptions can be made by calling (800) 221-5672. Our knowledgeable representatives are available to assist you Monday through Friday from 8:30 a.m. to 8:00 p.m. Eastern Standard Time.

o     Alliance Answer: 24-Hour Information

      For your convenience, our computerized audio response system is available to you 24-hours a day by calling (800) 251-0539. Using any touch tone phone, you can hear share prices, get account balances, review details of your last transaction, obtain dividend information, order statements/checkbooks, review fund objectives, literature and Watchlist information, order additional copies of statements and request additional year-end tax forms (available from February 1 to May 31).

o Alliance Capital on the World Wide Web at www.alliancecapital.com. Here, you can access updated account information, make additional investments, request more information, exchange between Alliance funds and view fund performance, press releases and articles.

* Dollar cost averaging does not assure a profit nor protect against loss in a declining market. Since this strategy involves continuous investments in securities, regardless of fluctuating prices, investors should consider their financial ability to invest during periods of low price levels.


--------------------------------------------------------------------------------
34 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

                                                              ------------------
                                                              BOARD OF DIRECTORS
                                                              ------------------

BOARD OF DIRECTORS

John D. Carifa, Chairman and President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
William H. Foulk, Jr.(1)
Dr. James M. Hester(1)
Clifford L. Michel(1)
Donald J. Robinson(1)

OFFICERS

Kathleen A. Corbet, Senior Vice President
Wayne D. Lyski, Senior Vice President
Douglas J. Peebles, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer and Chief Financial Officer
Juan J. Rodriguez, Controller

Custodian

Brown Brothers Harriman & Co.
40 Water Street
Boston, MA 02109

Principal Underwriter

Alliance Fund Distributors, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel

Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent

Alliance Fund Services, Inc.
P.O. Box 1520
Secaucus, NJ 07096-1520
Toll-Free 1-(800)-221-5672

Independent Auditors

Ernst & Young LLP
787 Seventh Avenue
New York, NY 10019

(1)   Member of the Audit Committee.


--------------------------------------------------------------------------------
                                     ALLIANCE GLOBAL STRATEGIC INCOME TRUST o 35

--------------------------------
ALLIANCE CAPITAL FAMILY OF FUNDS
--------------------------------

ALLIANCE CAPITAL FAMILY OF FUNDS

Domestic Equity Funds

Balanced Shares
Conservative Investors Fund
Disciplined Value Fund
Growth & Income Fund
Growth Fund
Growth Investors Fund
Health Care Fund
Premier Growth Fund
Quasar Fund
Real Estate Investment Fund
Technology Fund
The Alliance Fund
Utility Income Fund

Global & International Equity Funds

All-Asia Investment Fund
Global Small Cap Fund
Greater China '97 Fund
International Fund
International Premier Growth Fund
New Europe Fund
Worldwide Privatization Fund

Select Investor Series

Premier Portfolio
Technology Portfolio

Fixed Income Funds

Corporate Bond Portfolio
Global Dollar Government Fund
Global Strategic Income Trust
High Yield Fund
Limited Maturity Government Fund
Mortgage Securities Income Fund
Multi-Market Strategy Trust
North American Government Income Trust
Quality Bond Portfolio
U.S. Government Portfolio

Municipal Income Funds

National
Insured National
Arizona
California
Insured California
Florida
Massachusetts
Michigan
Minnesota
New Jersey
New York
Ohio
Pennsylvania
Virginia

Alliance also offers AFD Exchange Reserves, which serves as the money market fund exchange vehicle for the Alliance mutual funds.

To obtain a prospectus for any Alliance Capital fund, call your investment professional, or call Alliance at (800) 227-4618.


--------------------------------------------------------------------------------
36 o ALLIANCE GLOBAL STRATEGIC INCOME TRUST

Alliance Global Strategic Income Trust                         -----------------
1345 Avenue of the Americas                                        BULK RATE
New York, NY 10105                                               U.S. POSTAGE
(800) 221-5672                                                       PAID
                                                                 New York, NY
                                                                Permit No. 7131
                                                               -----------------

AllianceCapital [LOGO](R)
The Investment Professional's Choice

(R) These registered service marks used under license from the owner, Alliance Capital Management L.P.

GSIFSR400